UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   FEBRUARY 25, 2004
                                                         --------------------

                             DEL LABORATORIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           DELAWARE                   1-5439                   13-1953103
           --------                   ------                   ----------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
    of Incorporation)                                   Identification Number)


                    178 EAB PLAZA, UNIONDALE, NEW YORK 11556
          (Address, Including Zip Code, of Principal Executive Offices)

                                 (516) 844-2020
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

           99.1 - Press release issued by Del Laboratories, Inc. on February 25, 2004

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On February 25, 2004, Del Laboratories, Inc. issued a press release announcing results for the fourth quarter and year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

      The information in Exhibit 99.1 attached hereto is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          DEL LABORATORIES, INC.
                                          BY:  /S/ ENZO J. VIALARDI
                                          ---  --------------------
                                          Enzo J. Vialardi
                                          Executive Vice President and
                                          Chief Financial Officer
Date:  February 26, 2004




                                INDEX TO EXHIBITS



EXHIBIT NUMBER                        DESCRIPTION

     99.1 Press Release issued by Del Laboratories, Inc., dated February 25, 2004, reporting Del's financial results for the fourth quarter and year ended December 31, 2003.






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